SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2004

Covad Communications Group, Inc.

(Exact name of the Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-25271	77-0461529

(Commission File Number)	(IRS Employer Identification No.)

110 Rio Robles San Jose, California	95134-1813

(Address of principal executive offices)	(Zip code)

(408) 952-6400

(The Registrant’s telephone number)

(Former name or former address, if changed since last report)

ITEM 7: Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release issued by Covad Communications Group, Inc. dated February 18, 2004

ITEM 12: Disclosure of Results of Operations and Financial Condition.

     On February 18, 2004, Covad Communications Group, Inc. issued a press release announcing its financial results for the year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 18, 2004

By:	/s/ Jim Kirkland

Jim Kirkland
Senior Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Covad Communications Group, Inc. dated February 18, 2004